UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 28, 2005

Brush Engineered Materials Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	216-486-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On February 8, 2005, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website and an 8-K was filed. Exhibit 99.1 is a correction to the slides entitled “Beryllium Health and Safety” and “Litigation”.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Current Investor Update

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.
March 28, 2005	By:	/s/ Michael C. Hasychak

Michael C. Hasychak
Vice President, Treasurer and Secretary

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